UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 26, 2007
NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio		43017

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (614) 793-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sale of Equity Securities
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7
EX-10.8
EX-10.9
EX-10.10
EX-10.11
EX-10.12
EX-10.13
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On December 26, 2007, Neoprobe Corporation (“Neoprobe”) entered into a Securities Purchase Agreement (the “Platinum Purchase Agreement”) with Platinum-Montaur Life Sciences, LLC (the “Purchaser”), pursuant to which Neoprobe issued the Purchaser: (1) a 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011 (the “Series A Note”); and (2) a five-year warrant to purchase 6,000,000 shares of Neoprobe’s common stock, par value $.001 per share (“Common Stock”), at an exercise price of $0.32 per share (the “Series W Warrant”). Additionally, pursuant to the terms of the Platinum Purchase Agreement: (1) upon commencement of the Phase 3 clinical studies of Lymphoseek® (a proprietary radioactive lymphatic mapping targeting agent being developed by Neoprobe for use with hand held gamma detection devices, such as Neoprobe’s neo2000® system), Neoprobe will issue the Purchaser a 10% Series B Convertible Senior Secured Promissory Note, due December 26, 2011 (the “Series B Note,” and hereinafter referred to collectively with the Series A Note as the “Platinum Notes”), and a five-year warrant to purchase an amount of Common Stock equal to the number of shares into which the Purchaser may convert the Series B Note, at an exercise price of 115% of the conversion price of the Series B Note (the “Series X Warrant”), for an aggregate purchase price of $3,000,000; and (2) upon completion of enrollment of 200 patients in the Phase 3 clinical studies of Lymphoseek, Neoprobe will issue to the Purchaser 3,000 shares of its 8% Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”) and a five-year warrant to purchase an amount of Common Stock equal to the number of shares into which the Purchaser may convert the Preferred Stock, at an exercise price of 115% of the conversion price of the Preferred Stock (the “Series Y Warrant,” and hereinafter referred to collectively with the Series W Warrant and Series X Warrant as the “Platinum Warrants”), also for an aggregate purchase price of $3,000,000.
     The Series A Note bears interest at a rate per annum equal to 10%, and is partially convertible at the option of the Purchaser into Common Stock at a price of $0.26 per share. Upon issuance the Series B Note will also bear interest at a rate per annum equal to 10%, and the Purchaser will have the right to convert the Series B Note into Common Stock at a price equal to the lesser of $0.40 and the closing price of the Common Stock on the issuance date of the Series B Note. Pursuant to the provisions of the Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock (the “Certificate of Designations”), the Purchaser may convert all or any portion the shares of Preferred Stock into a number of shares of Common Stock equal to the quotient of: (1) the Liquidation Preference Amount of the shares of Preferred Stock by (2) the Conversion Price then in effect for the Preferred Stock. Per the Certificate of Designations, the “Liquidation Preference Amount” is equal to $1,000 per share of Preffered Stock, and the “Conversion Price” is equal to the lesser of $0.50 and the closing price of the Common Stock on the issuance date of the Preferred Stock, subject to adjustment as described in the Certificate of Designations.
     Pursuant to the terms of a Registration Rights Agreement, dated December 26, 2007, between Neoprobe and the Purchaser (the “Rights Agreement”), Neoprobe has agreed to file a registration statement with the Securities and Exchange Commission registering the shares of Common Stock underlying the Notes, the Preferred Stock and the Warrants, no later than 35 days following the closing. Additionally, in connection with the Purchase Agreement, Neoprobe entered into: (1) a Security Agreement, dated December 26, 2007, between Neoprobe and the Purchaser (the “Platinum Security Agreement”); and (2) a Patent, Trademark, and Copyright Security Agreement, dated December 26, 2007, by and among Neoprobe, Cardiosonix Ltd., Cira Biosciences Inc. and the Purchaser (the “IP Security Agreement”), pursuant to which Neoprobe has granted the Purchaser a security interest in all of the property and assets of Neoprobe and Neoprobe’s subsidiaries to secure Neoprobe’s obligations under the Platinum Notes and all other transaction agreements. The Security Agreement and IP Security Agreement contain covenants, remedies and other provisions as are customary for agreements of such type.
     The foregoing description of the terms of the Purchase Agreement, the Platinum Notes, the Platinum Warrants, the Certificate of Designations, the Rights Agreement, the Platinum Security Agreement, and the IP Security Agreement (collectively, the “Purchase Transaction Documents”), is qualified in its entirety by reference to the full text of each of the Purchase Transaction Documents, copies of which are attached hereto, and each of which is incorporated herein in its entirety by reference.
     Pursuant to the terms of a 10% Convertible Note Purchase Agreement, dated July 3, 2007, between the Company and David C. Bupp, the Company’s President and Chief Executive Officer, Cynthia B. Gochoco and Walter H. Bupp (the “Bupp Purchase Agreement”), the Company issued to Messrs. Bupp and Ms. Gochoco, as joint tenants with right of survivorship (the “Bupp Investors”), a 10% Convertible Note in the principal amount of $1,000,000, due July 8, 2008 (the “Bupp Note”). In connection with the Platinum Purchase Agreement, the Purchaser requested that the term of the Bupp Note be extended until at least one day following the maturity date of the Platinum Notes. In consideration for the Bupp Investors agreement to extend the term of the Bupp Note pursuant to an Amendment to the Bupp Purchase Agreement, dated December 26, 2007 (the “Amendment to Bupp Purchase Agreement”), Neoprobe agreed to: (1) provide security for the obligations evidenced by the Amended 10% Convertible Note in the principal amount of $1,000,000, due December 31, 2011, executed by the Company in favor of the Bupp Investors (the “Amended Bupp Note”), pursuant to the terms of a Security Agreement, dated December 26, 2007, by and between Neoprobe and the Bupp Investors (the “Bupp Security Agreement”); and (2) issue to the Bupp Investors a warrant to purchase 500,000 shares of Common Stock, at an exercise price of $0.32 per share (the “Series V Warrant”).

     The foregoing description of the terms of the Amendment to Bupp Purchase Agreement, the Amended Bupp Note, the Series V Warrant, and the Bupp Security Agreement (collectively, the “Bupp Transaction Documents”), is qualified in its entirety by reference to the full text of each of the Bupp Transaction Documents, copies of which are attached hereto, and each of which is incorporated herein in its entirety by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     Neoprobe applied $5,725,000 from the proceeds of its issuance of the Series A Note and Series W Warrant described in Item 1.01 above to the complete and total satisfaction of its outstanding obligations under the Replacement Series A Convertible Promissory Notes issued by Neoprobe to Biomedical Value Fund, L.P. (“BVF”), Biomedical Offshore Value Fund, Ltd. (“BOVF”) and David C. Bupp, Neoprobe’s President and Chief Executive Officer, as of November 30, 2006, pursuant to the Securities Purchase Agreement, dated as of December 13, 2004, by and among Neoprobe, BVF, BOVF and Mr. Bupp, as amended by the Amendment dated as of November 30, 2006 (the “Amended GPP Purchase Agreement”). BVF and BOVF are funds managed by Great Point Partners, LLC. Neoprobe applied an additional $675,000 from the proceeds of its issuance of the Series A Note and Series W Warrant to the redemption of Replacement Series T Warrants to purchase an aggregate 10,000,000 shares of Common Stock at an exercise price of $0.46 per share, issued to BVF and BOVF pursuant to the Amended GPP Purchase Agreement. In connection with the consummation of the Platinum Purchase Agreement and amendment of the Bupp Purchase Agreement, Mr. Bupp agreed to the cancellation of a Replacement Series T Warrant to purchase 125,000 shares of Common Stock at an exercise price of $0.46 per share, issued to Mr. Bupp pursuant to the Amended GPP Purchase Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The contents of Item 1.01 are incorporated by reference into this item.
Item 3.02. Unregistered Sale of Equity Securities.
     The contents of Item 1.01 are incorporated by reference into this item. The securities issued pursuant to the Platinum Purchase Agreement and Amendment to Bupp Purchase Agreement were offered and sold to the investors in private transactions made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The investors are accredited investors as defined in Rule 501(a) of Regulation D and were fully informed regarding the investments. In addition, neither Neoprobe nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.
Item 8.01. Other Events.
     On December 27, 2007, the Company issued a press release announcing that it had entered into the Purchase Transaction Documents for the $13 million financing with the Purchaser. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Description

4.1	Neoprobe Corporation Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock.

10.1	Securities Purchase Agreement, dated as of December 26, 2007, by and between Neoprobe Corporation and Platinum- Montaur Life Sciences, LLC.

10.2	Neoprobe Corporation 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011.

10.3	Form of Neoprobe Corporation 10% Series B Convertible Senior Secured Promissory Note in the principal amount of $3,000,000, due December 26, 2011.

10.4	Series W Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.5	Form of Series X Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.6	Form of Series Y Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.7	Registration Rights Agreement, dated December 26, 2007, between Neoprobe Corporation and Platinum-Montaur Life Sciences, LLC.

10.8	Security Agreement, dated December 26, 2007, between Neoprobe Corporation and Platinum-Montaur Life Sciences, LLC.

10.9	Patent, Trademark, and Copyright Security Agreement, dated December 26, 2007, by and among Neoprobe Corporation, Cardiosonix Ltd., Cira Biosciences Inc. and Platinum-Montaur Life Sciences, LLC.

10.10	Amendment to Convertible Note Purchase Agreement, dated December 26, 2007, between Neoprobe Corporation and David C. Bupp, Cynthia B. Gochoco, and Walter H. Bupp, as joint tenants with right of survivorship.

10.11	Neoprobe Corporation Amended 10% Convertible Note in the principal amount of $1,000,000, due December 31, 2011.

10.12	Security Agreement, dated December 26, 2007, by and between Neoprobe Corporation and David C. Bupp, Cynthia B. Gochoco, and Walter H. Bupp, as joint tenants with right of survivorship.

10.13	Series V Warrant to Purchase Common Stock of Neoprobe Corporation.

99.1	Neoprobe Corporation press release dated December 27, 2007, entitled “Neoprobe Obtains $13 Million in Funding”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: January 2, 2008	By:	/s/ Brent L. Larson

Brent L. Larson, Vice President, Finance and
Chief Financial Officer

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